Exhibit 10.14




                                            GUARANTY AGREEMENT
                                         dated September 8, 1997
              Between the Autocon Technologies, Inc. and The First National Bank of Chicago

                                           SUBSIDIARY GUARANTY


         THIS SUBSIDIARY GUARANTY, dated as of September 8, 1997 (this "Guaranty"), executed by AUTOCON TECHNOLOGIES, INC., an Indiana corporation, and IMS TECHNOLOGY, INC., a Virginia corporation (collectively, the "Guarantors"), in favor of NBD BANK, N.A., a national banking association ("NBD Indiana") NBD BANK, a Michigan banking corporation ("NBD Michigan") and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association ("FNBC").

         WHEREAS, Hurco Companies, Inc. (the "Company"), and NBD Indiana are party to an Amended and Restated Credit Agreement and Amendment to Reimbursement Agreement (the "New Facility") dated as of even date herewith, pursuant to which NBD Indiana may make loans and issue letters of credit in an aggregate amount of up to $22,500,000 and the debt under which is evidenced by a Promissory Note of even date herewith, executed by the Company (the "New Facility Note"); and

         WHEREAS,  the  Company  and  NBD  Michigan  are  party  to a Term  Loan
Agreement dated as of September 9, 1991 (as amended to date and by the New Facility, the "NBD Michigan Term Loan Agreement"), pursuant to which NBD Michigan has made a term loan to the Company, which has an outstanding principal amount of $1,250,000, and the NBD Michigan Term Loan Agreement has been assigned to NBD Indiana by an Assignment and Acceptance dated as of even date herewith (the "Assignment and Acceptance"), and NBD Michigan has assigned to NBD Indiana the Term Note (the "NBD Indiana Term Note") issued by the Company under the NBD Michigan Term Loan Agreement; and

         WHEREAS, the Company and NBD Michigan are party to a Reimbursement Agreement dated as of September 1, 1990 (as amended to date and by the New Facility, the "Reimbursement Agreement"), pursuant to which NBD Michigan issued an Irrevocable Letter of Credit (the "IRB L/C"), the face amount of which is $1,060,274, and NBD Michigan has sold to NBD Indiana a 100% risk participation in the IRB L/C pursuant to a Participation Agreement dated as of even date herewith; and

         WHEREAS, the Company and its indirect, wholly-owned subsidiaries, Hurco Europe Limited ("Hurco Europe") and Hurco GmbH Werkzeugmaschinen CIM - Bausteine Vertrieb und Service ("Hurco GmbH", and, together with Hurco Europe, the "European Subsidiaries"), and FNBC are party to a letter agreement as of even date herewith (the "European Facility"), pursuant to which FNBC may lend to the European Subsidiaries amounts not to exceed in the aggregate at any time outstanding the Dollar Equivalent (as defined therein) of $5,000,000; and

         WHEREAS, the Company has guaranteed to FNBC the obligations of the European Subsidiaries under the European Facility pursuant to a Hurco Guaranty dated as of even date herewith (the "Hurco Guaranty" and, together with the NBD Michigan Term Loan Agreement, the NBD Indiana Term Note, the European Facility, the Reimbursement Agreement, the IRB L/C, the New Facility, and the New Facility Note, the "NBD Facilities"); and

         WHEREAS, as a condition to the effectiveness of the New Facility, the Assignment and Acceptance, and the Participation Agreement, the Guarantors are required to guarantee payment and performance of all obligations of the Company in respect of the New Facility, the NBD Michigan Term Loan Agreement, the NBD Indiana Term Note, the Reimbursement Agreement, the IRB L/C and the Hurco Guaranty, and all obligations of the European Subsidiaries in respect of the European Facility (collectively, the "Obligations"), and this Guaranty Agreement will replace the Guaranty Agreement dated as of March 24, 1994, made by Autocon Technologies, Inc.; and

         WHEREAS, the Guarantors are each wholly-owned subsidiaries of the Company, and have reviewed the NBD Facilities and the Hurco Guaranty and all other documents, agreements, instruments and certificates executed in connection therewith (all of the foregoing being herein collectively referred to as the "Operative Documents"), and the Guarantors have determined that it is in their interest and to their financial benefit that the parties to the Operative Documents enter into the transactions contemplated thereby.

         NOW, THEREFORE, for valuable consideration, the receipt of which is acknowledged, and as further consideration to NBD Indiana, NBD Michigan, and FNBC to enter into the transactions contemplated by the Operative Documents, the Guarantors agree with NBD Indiana, NBD Michigan, and FNBC as follows:

         1. Guaranty of Obligations. (a) The Guarantors absolutely and unconditionally, jointly and severally, as primary obligors and not merely as surety, (i) guarantee to NBD Indiana, NBD Michigan, and FNBC, as the case may be, the prompt payment of the principal of and any and all accrued and unpaid interest on the Obligations when due, whether by scheduled maturity, acceleration or otherwise, all in accordance with the terms of this Guaranty and the other Operative Documents, including amounts due under any extensions thereof or substitutions therefor, and all other amounts which may be payable by the Company, the European Subsidiaries, or the Guarantors to NBD Indiana, NBD Michigan, or FNBC, in connection with or pursuant to the Operative Documents, including without limitation default interest, indemnification payments, and all costs and expenses incurred by NBD Indiana, NBD Michigan, and FNBC, or any of them, in connection with enforcing any obligations of the Company, the European Subsidiaries, or the Guarantors hereunder or thereunder, including without limitation the reasonable fees and disbursements of counsel for NBD Indiana, NBD Michigan, and FNBC, or any of them, and (ii) guarantee the prompt performance and observance of each term, covenant, or agreement contained herein or therein to be performed or observed on the part of the Company, the European Subsidiaries, or the Guarantors.

                  (b) If for any reason any duty, agreement, or obligation of the Company or the European Subsidiaries shall not be performed or observed as provided for in the Operative Documents, or if any amount payable under or in connection with the Obligations shall not be paid in full when the same becomes due and payable, the Guarantors, jointly and severally, undertake to perform or cause to be performed promptly each of such duties, agreements and obligations and to pay forthwith each such amount to NBD Indiana, NBD Michigan, or FNBC, as the case may be, regardless of any defense or setoff or counterclaim which the Company or the European Subsidiaries may have or assert, and regardless of any other condition or contingency.

         2. Nature of Guaranty. This Guaranty is an absolute and unconditional and irrevocable guaranty of payment and not a guaranty of collection and is wholly independent of and in addition to other rights and remedies of NBD Indiana, NBD Michigan, and FNBC, and is not contingent upon NBD Indiana, NBD Michigan or FNBC, as the case may be, pursuing any such rights and remedies, such pursuit being waived by the Guarantors. This Guaranty covers all present and future Obligations, whether direct or indirect and absolute or contingent, of whatever nature and however arising or evidenced.

         3. Waivers and Other Agreements. The Guarantors unconditionally (a) waive any requirement that NBD Indiana, NBD Michigan, or FNBC, in the event of any default by the Company or the European Subsidiaries, first make demand upon, or seek to enforce remedies against, the Company or the European Subsidiaries, as the case may be, before demanding payment under or seeking to enforce this Guaranty, (b) covenant that this Guaranty will not be discharged except by complete payment and performance of all Obligations of the Company and the
European Subsidiaries to NBD Indiana, NBD Michigan, and FNBC, (c) agree that this Guaranty shall remain in full force and effect without regard to, and shall not be affected or impaired by, without limitation, any invalidity, irregularity, or unenforceability in whole or in part of this Agreement or any other Operative Document, or any limitation on the liability of the Company or the European Subsidiaries thereunder, or any limitation on the method or terms of payment which may now or hereafter be caused or imposed in any manner whatsoever, (d) waive diligence, presentment and protest with respect to, and any notice of default or dishonor in the payment of any amount at any time payable by the Company or the European Subsidiaries under or in connection with the Obligations, and further waive any requirement of notice of acceptance of, or other formality relating to, this Guaranty, and (e) agree that the amounts guaranteed hereunder shall include any amounts paid by the Company, the European Subsidiaries, or the Guarantors to NBD Indiana, NBD Michigan, or FNBC, as the case may be, which may be required to be returned to the payor or to its representative or to a trustee, custodian, or receiver for the Company or the European Subsidiaries or to either or both of the Guarantors.

         4. Obligations Absolute. The obligations, covenants, agreements, and duties of the Guarantors under this Guaranty shall not be released, affected or impaired by any of the following, whether or not undertaken with notice to or consent of the Guarantors: (a) any assignment or transfer, in whole or in part, of the Obligations, or (b) any waiver by NBD Indiana, NBD Michigan, or FNBC, or by any other person, of the performance or observance by the Company or the European Subsidiaries of any of the agreements, covenants, terms or conditions contained in the Operative Documents, or (c) any indulgence in or the extension of the time for payment by the Company or the European Subsidiaries of any amounts payable under or in connection with this Agreement or any other Operative Document, or of the time for performance by the Company or the European Subsidiaries of any other obligations under or arising out of the Operative Documents or any related document, or the extension or renewal thereof, or (d) the modification, amendment or waiver from time to time of this Guaranty or any other Operative Document, any such modification, amendment, or waiver being expressly authorized without further notice to or consent of the Company, the European Subsidiaries, or the Guarantors, or (e) the voluntary or involuntary liquidation, sale, or other disposition of all or substantially all of the assets of the Company or the European Subsidiaries or any receivership, insolvency, bankruptcy, reorganization, or other similar proceedings affecting the Company or the European Subsidiaries or any of their assets, or (f) the release of any security for the Obligations, or the impairment of or failure to perfect an interest in any such security, or (g) the merger or consolidation of the Company or any of the European Subsidiaries or the Guarantors with any other person, or (h) the release or discharge of the Company or any of the European Subsidiaries or the Guarantors from the performance or observance of any agreement, covenant, term, or condition contained in the Operative Documents by operation of law, or (i) the disallowance of all or any portion of the claim of NBD Indiana, NBD Michigan, or FNBC, for repayment of any Obligations under
Section 502 of Title 11 of the United States Code, or other statute, or (j) any other cause whether similar or dissimilar to the foregoing (other than full payment and performance of the Obligations) which would release, affect or impair the obligations, covenants, agreements, or duties of the Company, the European Subsidiaries or the Guarantor hereunder or thereunder.


         5. Remedies of Guaranteed Parties. In the event that any of the Obligations is not promptly paid by the Company or the European Subsidiaries, as the case may be, when it becomes due, upon demand or otherwise, the holder thereof may require the Guarantors or either of them to pay all or any portion of the outstanding principal balance thereof, with interest thereon to date of payment, without regard to any security for or other guaranty of such indebtedness; provided, however, that nothing herein contained shall prevent NBD Indiana, NBD Michigan, or FNBC from instituting legal proceedings with respect to any of the Obligations with or without making the Company, the European Subsidiaries, or the Guarantors a party to the suit or from exercising any other rights available to any of them, and only the net proceeds therefrom, after deducting all charges and expenses, shall be applied to reduce the amount due on the Obligations.

         6. Subrogation Agreement. If the Guarantors or either of them make a payment in respect of the Obligations, it or they shall be subrogated to the rights of the payee against the Company or the European Subsidiaries, as the case may be, with respect to such payment; provided, that the Guarantors hereby waive their rights to any payment by way of subrogation until all the Obligations shall have been paid or performed in full.

         7. Representations and Warranties. As of the date hereof and as of the date of each loan or other advance made by NBD Indiana, NBD Michigan, or FNBC to the Company or the European Subsidiaries, as the case may be, each of the Guarantors represents and warrants that:

                  (a) Corporate Existence and Power. It is a corporation duly organized, validly existing, and in good standing under the laws of its state of incorporation and is duly qualified to do business in each additional jurisdiction where such qualification is necessary under applicable law and where failure to be so duly qualified would have a material adverse effect on its financial condition. It has all requisite corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted, and to execute and deliver this Guaranty and to engage in the transactions contemplated by this Guaranty.

                  (b) Corporate Authority. The execution, delivery, and performance by it of this Guaranty are within its corporate powers, have been duly authorized by all necessary corporate action and are not in contravention of any law, rule or regulation, or of any judgment, decree, writ, injunction, order or award of any arbitrator, court or governmental authority, or of the terms its charter or by-laws, or of any contract or undertaking to which it is a party or by which it or its property may be bound or affected.

                  (c) Binding Effect. This Guaranty is its legal, valid, and binding obligation, enforceable against it in accordance with its terms.

         8. Covenants. Each of the Guarantors agrees that, until all Obligations have been satisfied, unless NBD Indiana, NBD Michigan, and FNBC shall otherwise consent in writing, it shall preserve and maintain its corporate existence, rights, privileges, licenses, franchises and permits and qualify and remain qualified as a validly existing corporation in good standing in each jurisdiction in which such qualification is necessary under applicable law and where failure to be so qualified would have a material adverse effect on its financial condition.

         9. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default (as defined in any of the Operative Documents) or its equivalent, NBD Indiana, NBD Michigan, and FNBC may, in addition to the remedies provided in the Operative Documents, enforce their rights either by suit in equity, or by action at law, or by other appropriate proceedings, whether for the specific performance (to the extent permitted by law) of any covenant or agreement contained in this Guaranty or in aid of the exercise of any power granted in this Guaranty and may enforce payment under this Guaranty and any of their other rights available at law or in equity.

                  (b) Upon the occurrence and during the continuance of any Event of Default (as defined in any of the Operative Documents) or its equivalent, NBD Indiana, NBD Michigan, and FNBC are authorized at any time and from time to time, without notice to the Guarantors (any requirement for such notice being expressly waived by the Guarantors), to set off and apply against any and all of the obligations of the Guarantors then or thereafter existing under this Guaranty all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by NBD Indiana, NBD Michigan, or FNBC, as the case may be, to or for the credit or the account of the Guarantors and any property of the Guarantors from time to time in the possession of NBD Indiana, NBD Michigan, or FNBC, irrespective of whether or not they or any of them shall have made any demand hereunder and although such obligations may be contingent and unmatured. The rights of NBD Indiana, NBD Michigan, and FNBC under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of setoff) which NBD Indiana, NBD Michigan, or FNBC may have.

                  (c) To the extent that they lawfully may, the Guarantors agree that they will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Guaranty or any Operative Document; nor will they claim, take or insist upon any benefit or advantage of any present or future law providing for the evaluation or appraisal of any security for their obligations hereunder or of the Obligations under the Operative Documents prior to any sale or sales thereof which may be made under of by virtue of any instrument governing the same; nor will they, after any such sale or sales, claim or exercise any right, under any applicable law, to redeem any portion of such security so sold.

         10. Severability; Enforceability. If any one or more provisions of this Guaranty should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired, or prejudiced thereby. If any portion of the obligations of the Guarantors under this Guaranty shall be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable, the remaining portion of the Guarantors' obligations under this Guaranty shall not in any way be affected, impaired, or prejudiced thereby and shall remain valid and enforceable to the fullest extent permitted by applicable law. If all or any portion of either Guarantor's obligations under this Guaranty would otherwise be determined by a court of competent jurisdiction to be invalid, unenforceable or avoidable under Section 548 of the federal Bankruptcy Code or under a similar applicable law of any jurisdiction, then, notwithstanding any other provisions of the Guaranty to the contrary, the obligation of such Guarantor or portion thereof under this Guaranty shall be limited to the greatest of (i) the value of any quantifiable economic benefits accruing to such Guarantor as a result of this Guaranty, (ii) an amount equal to 95% of the excess on the date the relevant liabilities were incurred of the present fair saleable value of such Guarantor's assets over the amount of all the Guarantor's liabilities, contingent or otherwise, and (iii) the maximum amount for which this Guaranty is determined to be enforceable.

         11. Amendments, Etc. This Guaranty may be amended from time to time and any provision hereof may be waived by the parties hereto. No such amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantors therefrom shall in any event be effective unless the same shall be in writing and signed by NBD, Indiana, NBD Michigan, and FNBC, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         12. Notices. All notices and other communications hereunder shall be in writing and shall be delivered or sent to the Guarantors at Autocon Technologies, Inc., 38455 Hills Tech Drive, Farmington Hills, MI 48331-5751,
Attention: Chief Financial Officer, and at IMS Technology, Inc. at 11350 Random Hills Road, Suite 800, Fairfax, VA 22030 and to the Company and NBD Indiana, NBD Michigan, and FNBC at the respective addresses for notices set forth in the Operative Documents, or to such other address as may be designated by any of the above parties by notice to the other parties hereto. All notices and other communications shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by certified or registered mail, postage prepaid, to such address, on the third day after the date of mailing, provided, however, that notices to NBD Indiana, NBD Michigan, or FNBC shall not be effective until received.

         13. Conduct No Waiver; Remedies Cumulative. The obligations of the Guarantors under this Guaranty are continuing obligations and a fresh cause of action shall arise in respect of each event of default hereunder. No course of dealing on the part of NBD Indiana, NBD Michigan, and FNBC or any of them, nor any delay or failure on the part of NBD Indiana, NBD Michigan, and FNBC or any of them, in exercising any right, power or privilege hereunder shall operate as a waiver of such right, power or privilege or otherwise prejudice their rights and remedies hereunder; nor shall any single or partial exercise thereof preclude any further exercise thereof or the exercise of any other right, power or privilege. No right or remedy conferred upon or reserved to NBD Indiana, NBD Michigan, and FNBC under this Guaranty is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy given by this Guaranty or by applicable law to NBD Indiana, NBD Michigan, and FNBC may be exercised from time to time and as often as may be deemed expedient by NBD Indiana, NBD Michigan, and FNBC or any of them.

         14. Reliance on and Survival of Various Provisions. All terms, covenants, agreements, representations and warranties of the Guarantors made herein or in any certificate or other document delivered pursuant hereto shall be deemed to be material and to have been relied upon by NBD Indiana, NBD Michigan, and FNBC, notwithstanding any investigation heretofore or hereafter made by NBD Indiana, NBD Michigan, and FNBC, or any of them or on their behalf.

         15. Successors and Assigns. The rights and remedies of NBD Indiana, NBD Michigan, and FNBC hereunder shall inure to the benefit of, and the duties and obligations of the Guarantors hereunder shall be binding upon, their respective successors and assigns, provided that the Guarantors may not assign their duties and obligations hereunder without the consent of NBD Indiana, NBD Michigan, and FNBC.

         16. Governing Law. This Guaranty is a contract made under, and the rights and obligations of the parties hereunder, shall be governed by and construed in accordance with, the laws of the State of Indiana applicable to contracts to be made and to be performed entirely with such State.

         17. Definitions; Headings. Terms used but not defined herein and which are defined in the Operative Documents shall have the respective meanings ascribed thereto in the Operative Documents. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of its terms or provisions hereof.

         18. Construction of Certain Provisions. All computations required hereunder and all financial terms used herein shall be made or construed in accordance with generally accepted accounting principles unless such principles are inconsistent with the express requirements of this Guaranty. If any provision of this Guaranty refers to any action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person, whether or not expressly specified in such provision.

         19. Waiver of Jury Trial. NBD Indiana, NBD Michigan, FNBC, and the Guarantors, after consulting or having had the opportunity to consult with counsel, knowingly, voluntarily, and intentionally waive any right any of them may have to a trial by jury in any litigation based upon or arising out of this Guaranty or any related instrument or agreement or any of the transactions contemplated by this Guaranty or any course of conduct, dealing, statements (whether oral or written) or actions of either of them. Neither NBD Indiana, NBD Michigan, and FNBC on the one hand, nor the Guarantors on the other hand, shall seek to consolidate, by counterclaim or otherwise, any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. These provisions shall not be deemed to have been modified in any respect or relinquished by either NBD Indiana, NBD Michigan, and FNBC on the one hand, or the Guarantors on the other hand, except by a written instrument executed by all of them.

         IN WITNESS WHEREOF, the Guarantors have caused this Guaranty to be duly executed and delivered as of the day and year first above written.

                                                     AUTOCON TECHNOLOGIES, INC.


                                                     By:      /s/ Roger J. Wolf
                                                          Its:        Treasurer



                                                     IMS TECHNOLOGY, INC.


                                              By:      /s/ Roger J. Wolf
                                            Its:              Vice President